Exhibit 32.2

CERTIFICATION PURSUANT TO 18 U.S.C. SECTION 1350,
AS ENACTED BY
SECTION 906 OF THE SARBANES-OXLEY ACT OF 2002

In connection with the quarterly report on Form 10-Q of THQ Inc. (the “Company”) for the period ended June 30, 2003, as filed with the Securities and Exchange Commission on the date hereof (the “Report”), I Fred A. Gysi, Chief Financial Officer of the Company, certify, pursuant to 18 U.S.C. § 1350, that:

                (1)           The Report fully complies with the requirements of section 13(a) or 15(d) of the Securities Exchange Act of 1934; and

                (2)           The information contained in the Report fairly presents, in all material respects, the financial condition and result of operations of the Company.

/s/ Fred A. Gysi
Fred A. Gysi
Chief Financial Officer
August 14 , 2003